Exhibit 99.1

BLACK & VEATCH Management Consulting, LLC 11401 Lamar Avenue, Overland Park, KS 66211

June 7, 2019

Sunnova Energy Corporation

20 Greenway Plaza #475

Houston, TX 77046

Subject: Sunnova Residential Solar PV Portfolio, Consultant’s Report Findings and Conclusions

Black & Veatch Management Consulting, LLC (Black & Veatch) has been contracted by Sunnova Energy Corporation (Sunnova) to provide a third party technical due diligence report for an asset-backed securitization financing of a residential solar photovoltaic (PV) rooftop portfolio (the Portfolio).

The Portfolio will consist of approximately 6,200 rooftop systems distributed across the United States. The cumulative size of the Portfolio generation capacity is approximately 47,000,000 Wp, with an average system size of 7,632 Wp.

The Portfolio is across 14 US states under EZ Own and loan agreements (together, solar service agreements (SSAs)).

SCOPE OF WORK – ITEM #4

In conducting this Independent Engineering due diligence review, Black & Veatch conducted the following services requested by Sunnova:

∎	Major Equipment Technology, Experience, and Qualifications Review

∎	Process and Design Overview

∎	Solar Resource, Production Assessment, and Forecast on a Regional Basis

∎	Operations and Maintenance Review and Forecast

In addition, Black & Veatch (1) discussed with, and posed questions to Sunnova that Black & Veatch, in its sole judgment, chose to ask about the Portfolio; and (2) reviewed certain technical reports prepared by others as identified in this report. The conclusions and findings that resulted from this review are summarized in this report (Report).

The conclusions and findings that resulted from this diligence review are summarized in this Report. The Report was prepared in accordance with the Independent Engineering Services Agreement and Exhibit A between Sunnova and Black & Veatch effective as of September 8, 2016 (collectively, the IESA). The information contained herein was developed based on the needs of Sunnova as set forth in the IESA. The level of information included in the Report reflects the knowledge of issues gained by Black & Veatch during the course of due diligence review. The Report was prepared with respect to the potential financing of the Portfolio, and is solely for use of Sunnova. The Report should not be relied upon by any other party or for any other purpose.

Certain statements made in this Report are forward looking. The achievement of certain events, results or performance contained in such forward looking statements involve known and unknown risks and uncertainties that may cause actual events, results or performance to be materially different than originally intended. Black & Veatch does not plan to update or revise any forward-looking statements when such events, results or performance occur.

JUNE 7, 2019 | PAGE 2

APPROACH AND METHODOLOGY

The Black & Veatch team, consisting of professionals in project management, financial analysts, resource and wind technology specialists, environmental specialists, civil/structural engineers, and supporting engineers, reviewed documents provided by Sunnova in an electronic data room. Data requests for additional or updated documentation were submitted as Black & Veatch deemed necessary.

Black & Veatch reviewed operating data for systems in the Portfolio, provided by Sunnova. The provided data included historical monthly energy generation by system and operations and maintenance logs by system. Black & Veatch also reviewed the methodology for Sunnova’s energy production estimates and compared the production estimates to actual energy production. Black & Veatch reviewed Sunnova’s design and installation practices, equipment selection, form of commercial agreements with partners and vendors, and customer agreements.

Black & Veatch has met with the Sunnova team at the company’s Houston headquarters to review documentation, understand Sunnova’s processes and procedures in detail (through a Q&A session), and interview available key personnel.

PRINCIPAL ASSUMPTIONS

During the due diligence for this review, Black & Veatch relied upon certain information provided by Sunnova. Black & Veatch believes the information provided is true, correct, and reasonable for the purposes of this Report. Black & Veatch has not been requested to make an independent judgment of the validity of the information provided by others. As such, Black & Veatch cannot, and does not, guarantee the accuracy thereof to the extent that such information, data, or opinions were based on information provided by others.

In preparing this report and the opinions presented herein, Black & Veatch has made certain assumptions with respect to conditions that may exist, or events that may occur in the future. Black & Veatch believes that the use of this information and assumptions is reasonable for the purposes of this Report. However, some events may occur or circumstances change that cannot be foreseen or controlled by Black & Veatch and that may render these assumptions incorrect. To the extent the actual future conditions differ from those assumed herein or provided to Black & Veatch by others, the actual results will differ from those that have been forecast in this Report. This Report summarizes Black & Veatch’s technical due diligence of the Project.

The following is a summary of principal considerations and assumptions made in developing the opinions expressed herein. Black & Veatch assumes that:

∎ All contracts, agreements, rules, and regulations will be fully enforceable in accordance with their respective terms and that all parties will comply with the provisions of their respective agreements.

∎ Nothing will occur that would change the historical solar resource at the Portfolio sites.

∎ The Portfolio will be operated and maintained in accordance with good industry practices, with required renewals and replacements made in a timely manner, and the equipment will not be operated in a manner to cause it to exceed equipment manufacturer’s recommendations.

JUNE 7, 2019 | PAGE 3

∎ All licenses, permits and approvals, and permit modifications (if necessary) will be obtained and/or renewed on a timely basis, and all project participants will comply with the requirements and recommendations contained within the applicable licenses and permits.

CONCLUSIONS – ITEM #5

Based on the reviews and analyses described in this Report, Black & Veatch is of the opinion that:

Portfolio Participants

∎ There is no evidence that Sunnova, as project developer and operator, would not be able to continue its responsibilities to oversee the development, construction, operation, and maintenance of the assets in the Portfolio.

∎ Sunnova’s asset management structure, asset monitoring services, and its Channel Partner network are consistent with other top-tier owners, which rely on channel partners to source portfolios of similar PV assets. Black & Veatch notes that Sunnova evolves its practices to be consistent with currently accepted practices in the residential rooftop solar industry.

Production Estimate Review

∎ The modeling approach used by Sunnova to prepare production estimates for the Portfolio, utilizing both PVWatts and the SAM SDK from NREL, is being developed and updated in accordance with industry accepted practice.

The Portfolio has achieved an irradiance-adjusted production ratio of 97.2 percent over the 12 months from Q1 2018 through Q4 2018.

Major Equipment, Technology, & Qualifications Review

∎ The major equipment (modules, inverters, racking) that will be used for the Portfolio are considered proven technology for the generation of electric energy from sunlight.

∎ The major equipment warranties are materially similar to those of comparable solar PV projects.

∎ The monitoring systems for the Portfolio appear to be comparable to those present at comparable applications, and are appropriate for cellular-based monitoring of the Portfolio’s PV systems.

Design, Installation, and Quality Process Review

∎ Sunnova’s Channel Partner selection process details the experience, certification, and financials of applicants and helps to ensure the Channel Partners have the competency to execute Sunnova projects.

∎ The scope of work defined in the directions to the Channel Partner generally provides the equipment, materials, and services required for the construction of a solar PV facility like those that comprise the Portfolio, and include technical provisions generally comparable to other similar agreements for comparable solar energy projects.

JUNE 7, 2019 | PAGE 4

∎ Sunnova’s remote project monitoring system adequately compliments the third-party QA/QC review of 20 percent of installed systems and is in line with other top-tier residential solar providers. Black & Veatch notes that Sunnova selects a higher percentage of systems from new Channel Partners and a random sampling from existing Channel Partners for inspections. A mix of desktop and on-site inspections are performed by SST and IBTS.

Operations and Design Checks

∎ Sunnova’s O&M logs show consistent activity that aligns with the O&M plan and cost estimates.

∎ Sunnova has demonstrated improving response time to O&M issues and is in the process of implementing a new IT product and hiring additional employees, both of which are expected to improve O&M responsiveness further.

∎ Sunnova’s ongoing design checks and monitoring program is consistent with other top-tier residential PV owners.

Contractual Requirements Review

∎ The Channel Partner Agreements, Servicing Agreement, and Management Agreement generally provide the commodities and services required for the operation and maintenance of similar solar PV assets in accordance with industry common practices, and include technical provisions generally comparable to other similar agreements for comparable solar energy projects.

∎ Black & Veatch notes that the Channel Partner warranty does not include an energy production guarantee, and thus the warranty may not cover instances of actual performance below the guaranteed performance, due to overestimation of solar resource or availability assumptions.

∎ Black & Veatch notes that the Channel Partner Agreements warrant each system against defects for 10 years, though the warranty under the SSAs is for the full term of each SSA.

Financial Model Assumptions Review

∎ Black & Veatch finds the production, O&M expenses, reserves, and decommissioning assumptions to be reasonable and consistent with Black & Veatch’s expectation at the Portfolio level.

∎ Black & Veatch believes that an assumption of 0.5 percent annual degradation assumed in the financial model aligns with typical industry long-term degradation assumptions utilized by investors who consider that the module warranted power performance is typically set at the upper confidence band.

Very truly yours,

BLACK & VEATCH MANAGEMENT CONSULTING, LLC